Exhibit D




                           SCHEDULE I

                    Intercreditor Agreement

      INTERCREDITOR AGREEMENT, dated as of _________, 199_, among Amalgamated Bank of Chicago, having an office at One West Monroe Street, Chicago, Illinois 60603 ("Trustee"), [Lender], a ________________, having an office at __________________ and [Lender] a _______________, having an office at _______________ (collectively, the "Lender"), GNF, Corp. ("GNF"), a Delaware corporation, having an office at Boston and Pacific Avenues, Atlantic City, New Jersey 08401, GNOC, Corp. ("GNOC"), a New Jersey corporation, having an office at Boston and Pacific Avenues, Atlantic City, New Jersey 08401 and GNAC, Corp. ("GNAC"), a New Jersey corporation, having an office at Boston and Pacific Avenues, Atlantic City, New Jersey 08401. GNOC and GNAC are collectively referred to as the "Mortgagor".

                           WITNESSETH

      WHEREAS, Trustee has entered into an Indenture, dated as of March 10, 1993 (the "Indenture"), between GNF, Corp., a Delaware corporation, as obligor ("Obligor"), GNAC, as guarantor ("Guarantor"), and Trustee, as trustee, pursuant to which Obligor's 10-5/8% Mortgage Notes due 2003 in the aggregate principal amount of $275,000,000 (the "Notes"), were issued, which Notes are secured by, among other things, a Mortgage and Security Agreement with Assignment of Rents, dated as of March 10, 1993 (the "Mortgage"), given by Mortgagor, as mortgagors, to Trustee, as mortgagee, covering certain real property, known commonly on the date of the Indenture as the Bally Grand Hotel and Casino, as well as all furniture, furnishings, fixtures, machinery, equipment, supplies and certain other tangible personal property contained thereon as more particularly described in the Mortgage (the property encumbered by the Mortgage, the Assignment of Leases and Rents (as hereinafter defined) (herein the "Secured Property"); and

      WHEREAS, pursuant to the terms of the Indenture, GNOC is permitted to enter into a loan agreement (the "Additional Loan Agreement"), providing for the making of a loan to GNOC (the "Additional Loan") for the purpose and on the terms of Section 1010 of the Indenture, which Additional Loan will be evidenced by GNOC's promissory note (the "Additional Note") payable to Lender and secured by a Mortgage and Security Agreement with Assignment of Rents covering the Secured Property (the "Additional Mortgage"); and

      WHEREAS, in accordance with the provisions of the Indenture, upon request by GNAC, Trustee is required to enter into this Intercreditor Agreement with Lender in order to set forth the understanding between Trustee and Lender, among other things, with respect to (i) their rights and priorities regarding the Secured Property; and (ii) the order of priority that shall govern the allocation and application of proceeds from the Secured Property for the redemption or repayment of the Notes and the Additional Notes.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

      1. Lender: (a) acknowledges receipt of the Indenture; and (b) agrees that Trustee shall have and may exercise, with or without the knowledge or consent of Lender, except as otherwise provided herein, such rights and perform such duties as are provided for in the Indenture, the Notes, the Mortgage, the Note Pledge Agreement, the Assignment of Leases and Rents dated as of March 10, 1993 given by Mortgagor as assignors, to Trustee, as assignee (the "Assignment of Leases and Rents"), and any and all other documents executed in connection therewith (collectively, the "Loan Documents", including, but not limited to, rights and duties affecting or relating to the Loan Documents, the Secured Property and the indebtedness evidenced by the Notes. Subject to the provisions of this Intercreditor Agreement, Lender further agrees to take such action and to execute such documents and agreements as Trustee shall reasonably request to permit Trustee to exercise its rights and perform its duties hereunder and under the Mortgage and the Assignment of Leases and Rents (collectively, the "Mortgage Documents").

      2. Trustee: (a) acknowledges receipt of the Additional Loan Agreement; and (b) agrees that Lender shall have and may exercise, with or without the knowledge or consent of Trustee, except as otherwise provided herein, such rights and perform such duties as are provided for in the Additional Loan Agreement, the Additional Note, the Additional Mortgage and any and all other documents executed in connection therewith (collectively, the "Additional Loan Documents"), including, but not limited to, rights and duties affecting or relating to the Additional Loan Documents, the Secured Property and the indebtedness evidenced by the Additional Note. Subject to the provisions of this Intercreditor Agreement, Trustee further agrees to take such action and execute such documents and agreements as Lender shall reasonably request to permit Lender to exercise its right and perform its duties hereunder and under the Additional Mortgage and any assignment of leases and rents executed in connection therewith (collectively, the "Additional Mortgage Documents").

      3. With respect to the Secured Property and the lien created by the Additional Mortgage (the "Additional Lien"), the Additional Lien shall be and at all times remain on equal priority on a pari passu basis to the lien created by the Mortgage Documents encumbering the Secured Property (the "Mortgage Lien"), notwithstanding the order of execution, creation, filing or recording of the Mortgage Documents and the Additional Mortgage Documents (collectively, the "Security Documents"), the Additional Lien or the Mortgage Lien or any Uniform Commercial Code financing statements or other instruments or notices related thereto or the timing of any other method of perfection of such lien. The Mortgage Lien and the Additional Lien, as between Trustee and Lender, shall be of equal priority for purposes of securing payment and performance of the obligations arising under, or in connection with, the Mortgage Documents and the Additional Mortgage Documents, notwithstanding the order of execution, creation, filing or recording of the Security Documents, the Additional Lien, the Mortgage Lien or any financing statements or other instruments or notices related thereto or the timing of any other method of perfection of such lien, which payment and performance shall be made in accordance with the provisions hereunder, including, but not limited to, Paragraphs 13 and 14.

      4. Except as otherwise provided herein, Trustee may amend or waive any provision of the Loan Documents and Trustee may take such other action as is authorized by the Loan Documents, so long as such action does not in any way adversely affect the status of the Additional Lien or the rights of Lender in connection with the Additional Loan Documents. Trustee shall provide Lender with written notice of any such permitted written amendment or waiver within twenty (20) business days after it becomes effective.

      5. Except as otherwise provided herein, Lender may amend or waive any provision of the Additional Loan Documents and Lender may take such other action as is authorized by the Additional Loan Documents, so long as such action does not in any way adversely affect the status of the Mortgage Lien or the rights of Trustee in connection with the Loan Documents. Lender shall provide Trustee with written notice of any such permitted written amendment or waiver within twenty (20) business days after it becomes effective.

      6. Until such time as no Notes remain outstanding and all amounts due thereunder and under the Indenture have been paid in full, Lender shall promptly notify Trustee if an event of default or termination shall have occurred and been declared by Lender in writing under the Additional Loan Documents (whether as a result of Mortgagor's failure to make the required payments of principal and interest thereunder or otherwise as a result of any other action or inaction on the part of Mortgagor or any other party). Trustee shall notify Lender promptly, but in any event within ten (10) business days after its receipt of such notice and as promptly as practicable in the event of an emergency, whether Trustee intends to (a) declare an event of default under the Loan Documents and (b) exercise the rights to enforce the Mortgage Documents and the Additional Mortgage Documents. In the event Trustee elects to declare said event of default and exercise the rights to enforce the Mortgage Documents and the Additional Mortgage Documents as provided in Paragraphs 7 and 8 and so notifies Lender of such election within such ten (10) business day period, Lender agrees not to (a) enforce or exercise, by legal proceedings or otherwise, without the written consent of Trustee, any right against Mortgagor or its subsidiaries under the Additional Mortgage Documents. Notwithstanding anything in this agreement to the contrary, in the event the Trustee elects not to (i) declare said event of default and (ii) exercise its rights hereunder to enforce the Mortgage Documents and the Additional Mortgage Documents and so notifies Lender, or if Trustee fails to notify Lender of its election within such ten (10) business day period, Lender shall have the right to enforce any and all rights against Mortgagor or its subsidiaries or any other party under the Additional Mortgage Documents, provided that the enforcement of such rights and any action taken in connection therewith does not adversely impair the validity, priority or enforceability of the Mortgage Lien. The Lender expressly retains the right to enforce its rights under the Additional Loan Documents other than the Additional Mortgage Documents at any time pursuant to the terms thereof. Furthermore, the Lender expressly retains the right to enforce its rights under the Additional Mortgage Documents prior to an election by the Trustee as provided in this Paragraph 6, provided that the enforcement of such rights and any action taken in connection therewith does not adversely impair the validity, priority or enforceability of the Mortgage Lien. Notwithstanding anything to the contrary herein, the Trustee may enforce the Mortgage Documents and enforce its rights and the rights of the Mortgage Note Holders thereunder at any time pursuant to the terms thereof.

      7. (a) Upon the occurrence and during the continuance of an event of default under the Loan Documents and under the Additional Loan Documents, Lender hereby irrevocably appoints and authorizes Trustee to act as its agent under the Additional Mortgage Documents with such powers as are expressly delegated to Trustee by the terms of this Intercreditor Agreement, together with such other powers as are reasonably incidental thereto.

          (b) In the event that, pursuant to Paragraph 6 hereof, Trustee elects to exercise its rights hereunder to enforce the Mortgage Documents and the Additional Mortgage Documents and so notifies Lender within the required ten (10) business day period, Trustee shall have full and exclusive control and authority, as trustee under the Indenture on behalf of the holders of the Notes (the "Mortgage Note Holders") and as agent for the Lender, over all Secured Property as and to the extent provided herein and in the Security Documents. The control and authority shall include, but shall not be limited to, the full and exclusive power and authority to:
 (i) at any time after the occurrence and declaration of a default under the Loan Documents, direct Lender to declare a default under the Additional Loan Agreement, or declare a default under the Additional Loan Agreement as agent for and on behalf of Lender, and exercise any and all rights, powers and remedies under the Additional Mortgage Documents thereunder as agent for and on behalf of Lender; (ii) declare an "event of default" under the Indenture and exercise any and all rights, powers and remedies thereunder;
 (iii) from time to time under the Indenture or the Additional Loan Documents, acquire, foreclose, realize upon or otherwise take action with respect to the Secured Property or proceeds thereof, possess and manage the Secured Property or proceeds thereof as so acquired and, if Trustee determines that disposition of the Secured Property or proceeds thereof as so acquired is in the best interests of the Mortgage Note Holders, dispose of the Secured Property; (iv) release, substitute or add Secured Property from or to the Security Documents, provided that any such release, substitution or addition shall be applicable equally to the Mortgage Documents and the Additional Mortgage Documents in accordance with the terms hereof; and (v) amend or subordinate the Security Documents in connection with the exercise of rights as provided in Paragraphs 7(b)(i) through 7(b)(iv), provided that the Mortgage Documents and the Additional Mortgage Documents shall be treated equally with respect to such amendment.

      8. Notwithstanding anything to the contrary contained herein, if an event of default has occurred and been declared under the Loan Documents, Trustee shall have full and exclusive control and authority, as trustee under the Indenture on behalf of the Mortgage Note Holders and as agent for the Lender, over all Secured Property as and to the extent provided herein and in the Security Documents. The control and authority shall include, but shall not be limited to, the full and exclusive power and authority to:
 (i) direct Lender to declare and default under the Additional Loan Agreement, or declare a default under the Additional Loan Agreement as agent for and on behalf of Lender, and exercise any and all rights, powers and remedies under the Additional Mortgage Documents thereunder as agent for and on behalf of Lender; (ii) declare an "event of default" under the Indenture and exercise any and all rights, powers and remedies thereunder;
 (iii) from time to time under the Indenture or the Additional Loan Documents, acquire, foreclose, realize upon or otherwise take action with respect to the Secured Property or proceeds thereof, possess and manage the Secured Property or proceeds thereof as so acquired and, if Trustee determines that disposition of the Secured Property or proceeds thereof as so acquired is in the best interests of the Mortgage Note Holders, dispose of the Secured Property; (iv) release, substitute or add Secured Property from or to the Security Documents, provided that any such release, substitution or addition shall be applicable equally to the Mortgage Documents and the Additional Mortgage Documents in accordance with the terms hereof; and (v) amend or subordinate the Security Documents in connection with the exercise of rights as provided in Paragraphs 8(b)(i) through 8(b)(iv), provided that the Mortgage Documents and the Additional Mortgage Documents shall be treated equally with respect to such amendment.

      9. To further evidence the agreements referred to herein, Lender agrees that, within ten (10) business days after request by Trustee, it will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances and instruments as Trustee may reasonably request for the better assuring and evidencing of the foregoing agreements. In the event Lender fails to act upon such request by Trustee within ten (10) business days, Lender shall be deemed to have appointed Trustee, its successors and assigns, as its true and lawful attorney-in-fact, irrevocably, with power of substitution to do any or all of the foregoing in the name, place and stead of Lender. This power of attorney, being coupled with an interest, is irrevocable as long as this Intercreditor Agreement shall remain in effect.

      10. In exercising the control and authority as provided in Paragraphs 7 and 8:

           (a) Trustee may exercise its own reasonable discretion and judgment so long as any Notes remain outstanding or any amounts due thereunder or under the Indenture have not been paid in full.

           (b) Trustee agrees that it shall take enforcement action under the Additional Mortgage Documents in the manner set forth in this Paragraph 10 to recover the balance due under the Additional Loan if:

                (i) a default or termination shall have occurred under the Additional Loan Documents (whether as a result of Mortgagor's failure to make the required payments of principal and interest thereunder or otherwise as a result of any other action or inaction on the part of Mortgagor or any other party), and, as a result thereof, payment of all or substantially all of the amounts outstanding thereunder has become due and payable; and

                (ii) Lender shall have given Trustee written notice of the foregoing and a direction to enforce the Additional Mortgage Documents; and

                (iii) Trustee notifies Lender, within ten (10) business days of its receipt of the notice and direction to enforce described in Paragraph 10(b)(ii) hereof, that it elects to exercise its right hereunder to enforce the Mortgage Documents and the Additional Mortgage Documents.

           (c) Trustee agrees that, in the event Trustee elects to enforce the Mortgage Documents and the Additional Mortgage Documents as provided herein, Trustee shall prosecute any foreclosure proceedings or any other action instituted in connection therewith diligently and in good faith.

           (d) In the event foreclosure proceedings are instituted by Trustee in accordance with this Paragraph 10, Trustee shall have the full and complete right, power and authority, but not the obligation, at all times in connection with such foreclosure or other enforcement sale to do any one or more of the following: (i) to bid on the Secured Property at such sale an amount equal to the sum of the aggregate principal amount of the Notes then outstanding and the then outstanding principal balance of the Additional Loan, plus interest, unpaid fees (including, without limitation, those of the Trustee), costs and attorneys' fees and other sums secured by the Mortgage and the Additional Mortgage; (ii) to acquire title in the foreclosure proceedings for the benefit of the Mortgage Note Holders and/or Lender, but subject to the priorities set forth herein; (iii) to manage, or to hire agents to manage, the foreclosed Secured Property and sell or rent the same, upon such terms and conditions as Trustee shall in good faith determine for the account of the Mortgage Note Holders and/or Lenders, but subject to the priorities set forth herein; (iv) to sell the foreclosed Secured Property upon such terms and conditions as Trustee shall in good faith determine; and (v) to receive as part payment therefor a purchase money mortgage, any such purchase money mortgage to be held by Trustee for the benefit of the Mortgage Note Holders and/or Lender, but subject to the priorities set forth herein. Trustee shall have, and may, but is not obligated to, exercise, all of the rights, powers, options, privileges and remedies provided to Trustee in this Paragraph 10 to the exclusion of Lender, and Lender shall not have, and may not exercise, any of such rights, powers, options, privileges and remedies, so long as Trustee shall be diligently and in good faith exercising the same. Trustee shall have no obligation to exercise any right or remedy under the Indenture or the Notes in order to remedy any default in the payment of interest or principal owing under the Additional Note.

      11. In the event that Trustee elects to exercise its rights hereunder to enforce the Mortgage Documents and the Additional Mortgage Documents in accordance with Paragraph 6 hereof and is diligently and in good faith exercising the same, the rights granted to Trustee in Paragraphs 7, 8, and 10 shall be exclusive and irrevocable and shall continue after: (a) an event of default under any of the Security Documents or a default under any present or future indebtedness of Mortgagor, GNF and/or any Subsidiary (as defined in the Indenture) of Mortgagor to Trustee and/or Lender; and (b) the filing or institution by or against Mortgagor, GNF and/or any subsidiary of Mortgagor of any proceeding or proceedings under any chapter or provision of Title 11 of the United States Code or of any proceeding or proceedings for a reorganization, liquidation, composition, receivership or similar relief under any other federal or state law. Trustee and Lender shall cooperate from time to time in the exercise of such rights and remedies, including, without limitation, the delivery and/or assignment to Trustee of any of the Security Documents and any other instruments relating to the indebtedness evidenced by the Notes or the Additional Note to the extent that such delivery or assignment may be required by law in the exercise of such rights and remedies.

      12. (a) Trustee and its officers, directors, employees and agents shall not be liable or responsible, directly or indirectly, to Lender for any action taken or omitted to be taken, whether hereunder, under the Security Documents or otherwise, nor shall it be liable or responsible for any loss or expense suffered by any action or inaction, provided such loss or expense was not caused by its gross negligence or wilful misconduct. Lender and its officers, directors, employees and agents shall not be liable or responsible, directly or indirectly, to Trustee for any action taken or omitted to be taken, whether hereunder, under the Security Documents or otherwise, nor shall it be liable or responsible for any loss or expense suffered by any action or inaction, provided such loss or expense was not caused by its gross negligence or wilful misconduct.

           (b) Neither Lender nor Trustee shall, by any action or inaction, be deemed to make any representation or warranty regarding the accuracy, legality, validity, legal effect or sufficiency of (i) any act of Mortgagor or any subsidiary of Mortgagor or any report, budget or financial information submitted to Trustee or Lender in connection with or under any of the provisions of this Intercreditor Agreement, the Indenture, the
 Additional Loan Agreement or otherwise; or (ii)   the Security Documents
 and other agreements or documents creating or relating to the Mortgage Lien, the indebtedness evidenced by the Notes, the Additional Lien and the Additional Note, including any amendments thereto or any instrument or document delivered pursuant hereto or thereto, or the validity, legality, sufficiency, perfection, enforceability or collectibility thereof.

           (c) Except as otherwise provided herein with respect to gross negligence or wilful misconduct, Trustee and its officers, directors, employees and agents shall have no liability or responsibility in connection with the collection or payment of any sums owed to Lender by Mortgagor or any subsidiary of Mortgagor, except as set forth in this Intercreditor Agreement and the Security Documents. Trustee shall apply any funds received by it as promptly as practicable but in all events within three (3) business days of the date upon which such funds are immediately available at Trustee's office, and any monies received by Trustee need not be segregated from other funds except to the extent required by law. Trustee shall be liable for interest on any funds received by it and not applied as provided herein or as instructed by Mortgagor, which interest shall be payable at the Federal funds rate published in the "Money Rates Section" of The Wall Street Journal. Trustee shall have no duty or obligation to perform any act hereunder or under the Security Documents or any other instrument or document or to defend or prosecute any action or proceeding unless it has been supplied with adequate funds with which to take such action by Mortgagor or, with respect to the Secured Property, by Lender in an amount equal to its Pro Rata Share (as hereinafter defined) of such funds.

           (d) Lender hereby indemnifies and agrees to hold harmless Trustee and its respective officers, directors, employees and agents from any claims, demands, actions, liabilities, causes of action, losses, costs and expenses (including attorneys' fees) arising out of any action or inaction by Lender in connection with this Intercreditor Agreement, the Security Documents and the Additional Loan, or otherwise, except that this indemnity shall not apply to claims, demands, action, liabilities, causes of action, losses, costs and expenses of Trustee or its respective officers, directors, employees and agents caused by the gross negligence or wilful misconduct of Trustee. Lender and its officers, directors, employees and agents shall not be liable or responsible for acting or failing to act upon any advice, notice, request, demand, consent or writing believed by such parties to be genuine, or in acting in reliance thereon or upon the advice of its counsel. Lender hereby agrees to advance to Trustee, upon demand, its pro rata share, as determined by a fraction, the numerator of which is equal to the then outstanding amount due under the Additional Loan and the denominator of which is equal to the aggregate principal amount of the sum of the Notes and the Additional Note ("Pro Rata Share"), of any sums paid or to be paid by Trustee, which sums shall be reduced proportionately by any amounts received by Trustee from Mortgagor in connection therewith pursuant to the Security Documents, in order to preserve, protect or maintain the Security Property or to enforce the Security Documents; provided, however, that Lender shall advance to Trustee, upon demand, the full amount of any sums paid or to be paid by Trustee at Lender's request or solely on Lender's behalf, which sums shall be reduced proportionately by any amounts received by Trustee from Mortgagor in connection therewith pursuant to the Security Documents, in order to preserve, protect or maintain the Secured Property or to enforce the Security Documents.

           (e) Except as otherwise provided herein, no delay on the part of Trustee or Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Trustee or Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, nor shall any modification, waiver or discharge of any of the provisions of this Intercreditor Agreement be binding upon Trustee, Lender or Mortgagor, except as expressly set forth in writing, duly signed and delivered on behalf of Trustee, Lender or Mortgagor, as the case may be.

      13. Trustee and Lender hereby agree that any cash or other payment or distribution that becomes available from the sources described in Paragraph 14 for the redemption or repayment of the Notes and the Additional Note shall be applied in the following order of priority:

           (a) First, to the payment in full of all unreimbursed reasonable out-of-pocket costs, expenses and liabilities incurred by Trustee in the performance of its duties hereunder and under the Security Documents with respect to the Secured Property, provided that this payment shall not include any recovery by Trustee as owner or pledgee of any of the Notes;

           (b) Second, to the reimbursement of Trustee and Lender of all amounts advanced to preserve, maintain and protect the Secured Property and/or to enforce the Security Documents with respect to the Secured Property;

           (c) Third, to the payment in full of all unreimbursed reasonable out-of-pocket costs, expenses and liabilities incurred by Lender in the performance of its duties hereunder and under the Security Documents with respect to the Secured Property;

           (d) Fourth, to the payment of the aggregate principal amount of the Notes then outstanding, plus accrued interest, and the aggregate principal amount under the Additional Loan then outstanding, plus accrued interest, on a pro rata basis based on such amounts;

           (e) Fifth, the remainder shall be paid to Mortgagor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

      14. The payment priorities set forth in Paragraph 12 shall apply to all cash or other payment or distribution that becomes available from (i) the enforcement by the Trustee of the Security Documents, (ii) the sale or other diposition of the Secured Property or proceeds thereof, including but not limited to, any sale or disposition by the Trustee following enforcement of the Security Documents, and (iii) the distribution of title insurance proceeds, proceeds of other insurance (including casualty insurance) and condemnation awards, made in connection with the Secured Property.

      15. Subject to the provisions of Paragraph 16, the priorities established by Paragraph 13 shall be continuing priorities and shall apply both before and after a default under the Indenture, the Additional Loan and the Security Documents relative thereto, and before and after the institution by or against Mortgagor or any subsidiary thereof of any proceeding or proceedings under any chapter or provision of Title 11 of the United States Code or any proceeding or proceedings for a reorganization, liquidation, composition, receivership or similar relief under any other federal or state law.

      16. (a) Notwithstanding anything to the contrary contained in this Intercreditor Agreement, if Lender shall voluntarily (except for the pursuit of foreclosure proceedings permitted hereunder) take any action, or cause any action to be taken, that results in the Additional Lien or any Additional Mortgage Documents becoming ineffective or unenforceable as to the Secured Property, Lender shall not share in the proceeds received from the sale or disposition of the Secured Property until no Notes remain outstanding and all amounts due thereunder and under the Indenture have been paid in full, and all such proceeds shall be disbursed exclusively to Trustee for redemption or repayment of the Notes other than amounts due in connection therewith.

           (b) In the event that any of the Notes are determined to be invalid or unenforceable, in whole or in part, or the Mortgage Lien is determined to be unenforceable or subordinate to the Additional Lien as a result of any action taken by Lender, Lender agrees that, solely as between Trustee and Lender, any and all such Notes and the Mortgage Lien shall be deemed valid and enforceable, and the obligations of the parties hereunder with respect thereto shall not be affected by any such determination but shall continue in full force and effect.

           (c) In the event that any mechanic's or materialman's lien shall be placed upon the Secured Property which mechanic's or materialman's lien takes priority over the Additional Lien or any part thereof, any and all proceeds from the sale or other disposition of the Secured Property otherwise payable to Lender shall first be applied toward the payment and removal of such mechanic's or materialman's liens and shall be held by Trustee during the pendency of any dispute contesting the validity or enforceability of such mechanic's or materialman's liens.

      17. Lender hereby waives: (a) as to the Trustee, notice of the payments due under the Indenture or any non-payment thereof; and (b) except as otherwise provided herein, all diligence in collection or protection of or realization upon the payments due under the Indenture or the Notes or any security therefor.

      18. This Intercreditor Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York; provided, however, that the provisions hereof which relate to realizing upon the Secured Property shall be governed by the laws of the State of New Jersey.

      19. Whenever possible, each provision of this Intercreditor Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision herein shall be held to be prohibited or invalid, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Intercreditor Agreement; provided, however, that if any of the material provisions herein relating to exculpations applicable to Trustee, including, but not limited to, the provisions of Paragraph 11, shall be held to be prohibited or invalid, this entire Intercreditor Agreement shall be of no further force and effect.

      20. Trustee and Lender shall not challenge the legality, validity, enforceability or perfection of any of the Security Documents.

      21. This Intercreditor Agreement shall be binding upon and inure to the benefit of the respective parties, their successors and assigns. Any successor trustee under the Indenture shall be entitled to the benefits of this Intercreditor Agreement to the same extent as if such successor trustee were specifically named as Trustee in this Intercreditor Agreement, and such successor trustee shall be deemed to have agreed to assume and be bound by the terms of this Intercreditor Agreement with respect to the Secured Property and any rights or interests relative thereto.

      22. Notice, demand or request arising under this Intercreditor Agreement or required by the provisions hereof shall be in writing and may be served in person with receipt acknowledged or by mail by depositing the same in any post office or letter box, postage prepaid, by registered or certified mail, addressed to the parties at their addresses set forth above. Such addresses may be changed by notice to the other parties given in the same manner. Personally delivered notices shall be deemed received when delivered if such delivery is acknowledged by receipt in writing. Mailed notices shall be deemed received on the date of actual receipt or the date on which the same shall be returned to the sender by the Post Office as unclaimed.

      23. Nothing contained herein shall constitute a waiver, change, modification or amendment in favor of Mortgagor or any subsidiary of any term, provision, covenant or condition in the Security Documents or any other contract, agreement or document. No rights, powers or remedies are vested in any party other than Trustee, Lender and their respective successors and assigns, including, by way of illustration and not limitation, any rights as a third party beneficiary of this Intercreditor Agreement.

      24. This Intercreditor Agreement may be modified, altered, varied or amended, and the authority of Trustee to act as such under this Intercreditor Agreement may be terminated, only by written agreement executed by the parties hereto.

      25. This Intercreditor Agreement and any amendments, waivers or supplements may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Intercreditor Agreement shall become effective when the Additional Loan Agreement becomes effective pursuant thereto.

      26. Notwithstanding anything to the contrary contained herein, in the event of a filing or institution by or against Mortgagor and/or any subsidiary of Mortgagor of any proceeding or proceedings, under any chapter or provision of Title 11 of the United States Code or of any proceeding or proceedings for a reorganization, liquidation, composition, receivership or similar relief under any other federal or state law, which proceeding or proceedings result in the allowance by the bankruptcy trustee of the enforcement of the Additional Lien or the Mortgage Lien, but not both, the party that shall be prohibited from enforcing its lien shall have no right to share in any proceeds collected by the party permitted to enforce its lien in accordance with the bankruptcy proceedings.

      27. Trustee, Lender, Mortgagor and GNF hereby agree that, in the event that Mortgagor enters into more than one Additional Loan Agreement pursuant to Section 1010 of the Indenture, Trustee, Lender (at any time when indebtedness in respect of the Additional Loan remains outstanding or the Lender remains obligated to make advances in respect of the Additional
 Loan), Mortgagor, GNF and any such additional lender ("Additional Lender") shall enter into an Amended and Restated Intercreditor Agreement which shall (a) place such Additional Lender in the same position as Lender with regard to (i) Trustee's, Lender's, and Additional Lender's rights and priorities regarding the Secured Property and (ii) the order of priority that shall govern the allocation and application of proceeds from the Secured Property for the redemption or repayment of the Notes and the Additional Loan, and any loan with any Additional Lender, and (b) otherwise be substantially in the form of this Agreement with such changes thereto as GNF many reasonably request, that would not affect the Trustee's, Lender's or Additional Lender's pari passu priority with respect to the Secured Property or otherwise impair such rights hereunder of the Trustee and the Lender that are necessary for the practical realization of the substantive benefits afforded them hereunder.

      28. Each provision of this Intercreditor Agreement is subject to the provisions of the New Jersey Casino Control Act and regulations promulgated thereunder.

      29. Before the Trustee acts or refrains from acting hereunder, it may require at its own expense an opinion of counsel, and the Trustee shall not be liable and shall be fully protected for any action it takes or omits to take in reliance on such opinion.

      30. Lender and Trustee agree that for so long as the Mortgage shall be in full force and effect and subsequent to the Trustee's election to proceed under Paragraph 6, in the event of any conflict between the provisions of the Additional Mortgage Documents and the provisions of the Mortgage Documents that are irreconcilable by their terms, unless waived in writing by Trustee, the provisions of the Mortgage Documents shall govern and Mortgagor shall be required to only perform the duties and obligations of the Mortgage Documents. Mortgagor's full and satisfactory performance of obligations under the Mortgage Documents shall relieve them of their contradictory obligations under the Additional Mortgage Documents and shall prevent Lender from asserting an event of default against Mortgagor arising from such nonperformance under the Additional Mortgage Documents.

     IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be executed as of the date first set forth above.


                                             AMALGAMATED BANK OF CHICAGO,
                                               as Trustee


                                             By:_________________________
                                                Name:
                                                Title:


                                             [LENDER]


                                             By:_________________________
                                                Name:
                                                Title:


                                             [LENDER]


                                             By:_________________________
                                             Name:
                                             Title:


                                             GNF, CORP.


                                             By:_________________________
                                             Name:
                                             Title:


                                             GNOC, CORP.


                                             By:_________________________
                                             Name:
                                             Title:


                                             GNAC, CORP.


                                             By:_________________________
                                             Name:
                                             Title: